UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET SMASh SERIES C FUND

FORM N-Q

JULY 31, 2012

WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 96.2%
CONSUMER DISCRETIONARY - 4.7%
Automobiles - 3.0%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	$1,430,000	$1,754,245
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	390,000	431,437

Total Automobiles				2,185,682

Media - 1.7%
News America Inc., Senior Notes	4.500%	2/15/21	300,000	344,482
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	190,000	243,693
Time Warner Cable Inc., Debentures	7.300%	7/1/38	230,000	314,943
Time Warner Inc., Senior Notes	6.250%	3/29/41	240,000	302,908

Total Media				1,206,026

TOTAL CONSUMER DISCRETIONARY				3,391,708

CONSUMER STAPLES - 19.7%
Beverages - 12.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	230,000	282,317
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	5,260,000	5,374,258
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	220,000	261,338
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,000,000	2,104,576
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,000,000	1,169,937	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	190,000	206,566	(a)

Total Beverages				9,398,992

Food & Staples Retailing - 0.0%
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	22,373	24,442	(a)

Food Products - 2.3%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	272,000	328,932	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	1,000,000	1,062,037	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	248,000	299,336

Total Food Products				1,690,305

Tobacco - 4.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,090,000	1,540,103
Altria Group Inc., Senior Notes	4.750%	5/5/21	370,000	434,611
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	730,000	769,853
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	130,000	148,745
Reynolds American Inc., Senior Notes	6.750%	6/15/17	300,000	362,784

Total Tobacco				3,256,096

TOTAL CONSUMER STAPLES				14,369,835

ENERGY - 24.0%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	310,000	419,086
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	90,000	112,568

Total Energy Equipment & Services				531,654

Oil, Gas & Consumable Fuels - 23.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	600,000	805,476
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	1,600,000	1,726,365
ConocoPhillips, Notes	6.500%	2/1/39	280,000	410,749
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,320,000	1,389,174
Devon Energy Corp., Senior Notes	5.600%	7/15/41	860,000	1,067,902
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	620,000	723,609
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	600,000	657,368
Hess Corp., Notes	8.125%	2/15/19	170,000	223,407
Hess Corp., Notes	7.875%	10/1/29	170,000	228,105
Kerr-McGee Corp., Notes	6.950%	7/1/24	630,000	814,100
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	220,000	272,293
Noble Energy Inc., Senior Notes	4.150%	12/15/21	130,000	140,607

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	$1,700,000	$1,767,454
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,307,000	1,682,697
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	450,000	470,064
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,500,000	3,932,887
Shell International Finance BV, Senior Notes	4.375%	3/25/20	20,000	23,686
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	490,000	507,988	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	115,000	148,995

Total Oil, Gas & Consumable Fuels				16,992,926

TOTAL ENERGY				17,524,580

FINANCIALS - 20.3%
Capital Markets - 1.7%
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,000
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	20,235
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	200,000	210,907
Lehman Brothers Holdings Capital Trust VII	5.857%	9/17/12	320,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	180,000	0	(b)(c)(d)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	465,000	0	(b)(c)(d)(f)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	400,000	428,578
Morgan Stanley, Senior Notes	4.750%	3/22/17	10,000	10,157
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	110,000	118,552
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	400,000	409,474

Total Capital Markets				1,207,903

Commercial Banks - 7.6%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	300,000	299,787	(a)(c)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	130,000	124,775
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	600,000	531,000	(a)(e)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	40,000	27,500	(a)(e)(g)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	100,836	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	400,000	402,519
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	550,000	572,273	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	420,000	539,424	(a)(e)(g)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	80,000	84,893	(a)(e)(g)
SunTrust Bank, Subordinated Notes	7.250%	3/15/18	500,000	581,757
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/17/12	1,530,000	1,520,437	(e)(g)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	130,000	133,258
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	115,208
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	490,000	504,700

Total Commercial Banks				5,538,367

Consumer Finance - 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	440,000	469,150	(g)
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	140,000	122,850

Total Consumer Finance				592,000

Diversified Financial Services - 7.5%
Bank of America Corp., Senior Notes	3.875%	3/22/17	100,000	104,499
Bank of America Corp., Senior Notes	7.625%	6/1/19	400,000	487,325
Bank of America Corp., Senior Notes	5.000%	5/13/21	300,000	323,965
Citigroup Inc., Senior Notes	6.000%	8/15/17	200,000	226,716
Citigroup Inc., Senior Notes	8.500%	5/22/19	80,000	101,713
Citigroup Inc., Senior Notes	4.500%	1/14/22	850,000	895,806
Citigroup Inc., Senior Notes	6.875%	3/5/38	800,000	1,009,046
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	420,000	437,757
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	500,000	513,550	(e)(g)

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Notes	5.300%	2/11/21	$750,000	$860,935
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	500,000	528,300	(g)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	10,000	11,646

Total Diversified Financial Services				5,501,258

Insurance - 2.0%
American International Group Inc., Senior Notes	6.400%	12/15/20	700,000	820,322
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	360,000	377,812
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	190,000	261,924	(a)

Total Insurance				1,460,058

Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	505,000	537,158

TOTAL FINANCIALS				14,836,744

HEALTH CARE - 8.5%
Health Care Equipment & Supplies - 2.5%
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,680,000	1,798,395

Health Care Providers & Services - 3.0%
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	190,000	203,606
WellPoint Inc., Notes	5.875%	6/15/17	490,000	579,568
WellPoint Inc., Senior Notes	3.125%	5/15/22	1,410,000	1,417,056

Total Health Care Providers & Services				2,200,230

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	300,000	322,885

Pharmaceuticals - 2.6%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	200,000	212,320	(a)
Aristotle Holding Inc., Senior Notes	4.750%	11/15/21	500,000	571,945	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	600,000	630,580
Wyeth, Notes	5.950%	4/1/37	345,000	484,201

Total Pharmaceuticals				1,899,046

TOTAL HEALTH CARE				6,220,556

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.6%
United Technologies Corp., Senior Notes	3.100%	6/1/22	440,000	474,213

Commercial Services & Supplies - 0.4%
Waste Management Inc., Senior Notes	7.375%	5/15/29	200,000	272,250

Industrial Conglomerates - 0.4%
United Technologies Corp., Senior Notes	4.500%	6/1/42	230,000	267,885

TOTAL INDUSTRIALS				1,014,348

MATERIALS - 13.0%
Chemicals - 0.6%
Ecolab Inc., Senior Notes	4.350%	12/8/21	60,000	68,155
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	60,000	70,952
PPG Industries Inc., Senior Notes	6.650%	3/15/18	230,000	284,175

Total Chemicals				423,282

Metals & Mining - 12.4%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	940,000	1,024,960
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	1,250,000	1,355,979
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	600,000	606,905
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	185,000	231,212
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	365,000	509,043
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	500,000	569,509
Vale Overseas Ltd., Notes	6.875%	11/21/36	913,000	1,102,745
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,881,000	3,025,707

See Notes to Schedule of Investments.

WESTERN ASSET SMASh SERIES C FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Xstrata Canada Financial Corp., Senior Notes	4.950%	11/15/21	$590,000	$630,007	(a)

Total Metals & Mining				9,056,067

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	10,000	10,551

TOTAL MATERIALS				9,489,900

TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.8%
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	220,000	196,366
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	210,000	364,024

Total Diversified Telecommunication Services				560,390

Wireless Telecommunication Services - 0.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	238,646
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	350,000	408,672

Total Wireless Telecommunication Services				647,318

TOTAL TELECOMMUNICATION SERVICES				1,207,708

UTILITIES - 2.9%
Electric Utilities - 2.9%
Duke Energy Corp., Senior Notes	3.550%	9/15/21	210,000	227,605
Exelon Corp., Bonds	5.625%	6/15/35	240,000	278,486
FirstEnergy Corp., Notes	7.375%	11/15/31	710,000	940,900
Pacific Gas & Electric Co., Senior Notes	5.625%	11/30/17	580,000	701,265

TOTAL UTILITIES				2,148,256

TOTAL CORPORATE BONDS & NOTES (Cost - $65,076,763)				70,203,635

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Obligations - 0.5%
U.S. Treasury Notes (Cost-$399,719)	1.750%	5/15/22	390,000	399,263

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $65,476,482)				70,602,898

SHORT-TERM INVESTMENTS - 1.3%
Repurchase Agreements - 1.3%
State Street Bank & Trust Co. repurchase agreement dated 7/31/12; Proceeds at maturity - $950,000; (Fully collateralized by U.S. Government Obligations, 0.375% due 4/15/15; Market Value - $973,943) (Cost - $950,000)	0.010%	8/1/12	950,000	950,000

TOTAL INVESTMENTS - 98.0% (Cost - $66,426,482#)				71,552,898
Other Assets in Excess of Liabilities - 2.0%				1,435,716

TOTAL NET ASSETS - 100.0%				$72,988,614

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2012.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Value is less than $1.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset SMASh Series C Fund (formerly know as Legg Mason Western Asset SMASh Series C Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$70,203,635	$0	*	$70,203,635
U.S. government & agency obligations	—	399,263	—		399,263

Total long-term investments	—	$70,602,898	$0	*	$70,602,898

Short-term investments†	—	950,000	—		950,000

Total investments	—	$71,552,898	$0	*	$71,552,898

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$807,625	—	—		$807,625

*	Value is less than $1.

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2011	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3(1)	$0	*
Transfers out of Level 3	—

Balance as of July 31, 2012	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012	—

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or

Notes to Schedule of Investments (unaudited) (continued)

securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments. The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended July 31, 2012, see Note 3.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,159,322
Gross unrealized depreciation	(1,032,906)

Net unrealized appreciation	$5,126,416

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	236	9/12	$29,201,975	$29,448,375	$(246,400)
U.S. Treasury 10-Year Notes	168	9/12	22,315,290	22,622,250	(306,960)
U.S. Treasury 30-Year Bonds	1	9/12	146,911	151,032	(4,121)
U.S. Treasury Ultra Long-Term Bonds	30	9/12	4,924,856	5,175,000	(250,144)

Net unrealized loss on open futures contracts					$(807,625)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended July 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of October 31, 2011	—	—
Options written	28,000,000	$42,700
Options closed	(28,000,000)	(42,700)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of July 31, 2012	—	—

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation
Interest rate risk	—	$(807,625)

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$20,378
Written options†	7,345
Futures contracts (to buy)†	1,131,719
Futures contracts (to sell)	40,852,125

Average notional balance
Credit default swap contracts (to sell protection)†	$1,530,000

†	At July 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: September 26, 2012